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                                                                    Exhibit 99-2

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 2-86274 and 333-22059) of Xerox Corporation of our report dated June 16, 2003, relating to the financial statements of the Xerox Corporation Savings Plan which appears in this Form 11-K.



                                                  /s/ PricewaterhouseCoopers LLP
                                                      PricewaterhouseCoopers LLP

New York, New York
June 25, 2003